NATIONS FUND TRUST
                               NATIONS FUND, INC.
                                NATIONS RESERVES
                       Supplement dated November 22, 1999
                      to Prospectuses dated August 1, 1999

1. The combined prospectuses for the Primary A, Investor A, Investor B and Investor C Shares for the State Municipal Bond Funds of Nations Fund Trust and Nations Reserves hereby are supplemented by deleting the last two sentences in the section provided in each Fund description under "About the State Municipal Bond Funds" entitled "Risks and other things to consider -- Investment strategy risk."

2(a). The combined prospectuses for the Money Market Funds of Nations Fund Trust, Nations Fund, Inc. and Nations Reserves (except for the prospectus relating to Liquidity Class Shares of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves) are hereby supplemented by deleting the first call-out sentence in the section entitled "About your investment -- How shares are priced," and inserting the following in its place:

          A business day is any day that the Federal Reserve Bank of New York is open, except that the Funds will be closed on December 24, 1999 and at 1:00 p.m. on December 31, 1999 even though the Federal Reserve Bank of New York may be open on those days and after that time.

2(b). The combined prospectus for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves of Nations Reserves relating to Liquidity Class Shares is hereby supplemented by:

         (i) deleting the first call-out sentence in the section entitled "About your investment -- How shares are priced," and inserting the following in its place:

                  A business day is any day that the Federal Reserve Bank of New York is open, except that the Funds will be closed on December 24, 1999 even though the Federal Reserve Bank of New York may be open on that day.

         (ii) deleting the first bullet point sentence in the section entitled "About your investment -- How orders are processed," and inserting the following in its place:

o 5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except for December 31, 1999 when it will be 4:00 p.m. Eastern time, although it is anticipated that on that day any orders to buy shares will not be accepted after 1:00 p.m.